Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Progress Software Corporation (the Company) for the three months ended February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned, Philip M. Pead, President and Chief Executive Officer, and Chris E. Perkins, Senior Vice President, Finance and Administration and Chief Financial Officer, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILIP M. PEAD		/s/ CHRIS E. PERKINS
President and Chief Executive Officer		Senior Vice President, Finance and Administration
and Chief Financial Officer

Date:	April 8, 2016	Date:	April 8, 2016

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